                                                                  EXHIBIT 10.4
                        CONSULTING SERVICES AGREEMENT

      THIS CONSULTING  SERVICES  AGREEMENT  entered into this 12th day of June
2001 (hereinafter  "Effective  Date") by and between Medix Resources,  Inc., a
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Colorado  corporation with its principal  office at 305 Madison Avenue,  Suite
2033, New York, NY 10165 (the "Company"),  and Yorkville Advisors  Management,
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LLC,  a  Delaware  limited  company,  with its  principal  office at 521 Fifth
Avenue, 17th Floor, New York, NY 10175 (the "Consultant").
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      Company  desires to retain the services of Consultant as an  independent contractor to provide  certain  consulting  and advisory  services  designated below, and Consultant  desires to accept such engagement by Company,  pursuant to the terms and conditions of this Consulting Agreement.

      In consideration of the  representations,  warranties,  mutual covenants and agreements set forth herein, the parties agree as follows:

1.    SCOPE OF SERVICES.

a.    Duties  and  Performance.  From  time to time  during  the  term of this
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Agreement,  Consultant  shall provide such advisory  services  relating to the
Company's  financial status and capital  structure (the "Services") to Company
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as  Consultant  and Company  shall agree.  In  connection  with the  Services,
Consultant   may  develop  and   communicate  to  Company   certain   business
opportunities with entities ("Persons") known to Consultant;  the Services may
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include  various  types of  arrangements,  including  direct  investment  into
Company.

b.    Independent  Contractor  Status. The parties agree that Consultant is an
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independent  contractor  performing  Services hereunder and not an employee of
Company.   Consultant   may  use   contractors   or  other  third  parties  of
Consultant's  choice to assist  Consultant in rendering such Services.  Unless otherwise  agreed by Company in writing,  Consultant  shall be responsible for payment of all  compensation or expenses payable or reimbursable to such third parties.  Nothing  herein or in the  performance  hereof  shall imply either a joint venture or principal  and agent  relationship  between the parties,  nor shall either such relationship be deemed to have arisen under this Agreement.

2.    COMPENSATION AND EXPENSES.

a.    Finders Fee; Not a Broker.
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i.    In respect of any capital investment in, or debt financing to,
Company which is made recommended or advised upon by Consultant  either during the term of this  Agreement  or  within  one  year  from  the  termination  or expiration  of this  Agreement by an entity which was  introduced  directly or indirectly  by  Consultant  prior  to  a  termination  of  the  term  of  this
Agreement,  Company  shall pay to  Consultant  a fee in an amount equal to two and  thirty  one one  hundredths  percent  (2.31%)  of the  amount,  or to any person  designated  by  Consultant,  invested  or  loaned to  Company.  If the amount  invested  in or  loaned to the  Company  is so  invested  or loaned in installments  or a Line  of  Credit  financing,  then  the fee  stated  in the
preceding   sentence  shall  be  paid  on  each  such   installment.   Company
acknowledges  that  Consultant  is not a registered as a  broker-dealer  under the Securities Exchange Act of 1934, as amended, and, accordingly,  Consultant will not (i)  engage in any effort to sell any  securities  of  Company,  (ii)
engage in the  negotiation of any proposed  transaction;  (iii) provide advice as to the value of the Company or of potential  acquisition targets, or any of its  or  their  securities,  or  (iv)  make  any  recommendations  as  to  the acquisition of a potential  acquisition  target or the purchase or sale of any particular  securities.  Payment to  Consultant  in respect to any Section 2.c fee shall be made at the  closing  of each such  transaction,  and shall be an express  condition  to the closing of any such  transaction.  This Section 2.c shall survive any termination of this Agreement.

      ii. In the event of a Line of Credit Financing,  the Company shall issue to the  Consultant  upon the an  effective  registration  statement  shares of the  Company's  Common  Stock in an  amount  equal  sixty  six one  hundredths percent  (0.66%) of the  Commitment  Amount  divided  by the  Volume  Weighted
Average  Price of the  Company's  Common  Stock on the date this  Agreement is executed or ninety cents ($0.90) which ever is higher (the "Initial  Shares"),
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and on the one  hundred  and  fiftieth  (150th ) day  following  an  effective registration  statement  the  Company or one  hundred  and  eighty  (180) days following the date hereof,  which ever occurs  first,  shall issue and deliver the  Consultant  shares of the  Company's  Common  Stock in an amount equal to sixty six one hundredths  percent (0.66%) of the Commitment  Amount divided by the Purchase  Price  calculated  as if an Advance  Notice Date occurred on the one hundred and fiftieth  (150th) or one hundred and eightieth  (180th) day as the case may be.  Such  Initial  and  Additional  Shares  will have demand and piggy-back registration rights.

b.    Expense  Reimbursement.  While  this  Agreement  is in  effect,  Company
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shall  pay  for or  reimburse  Consultant  for  all  reasonable  and  itemized business expenses  incurred by Consultant  directly related to the services to
be  performed  by  Consultant  under  this  Agreement   provided,   that  each
individual  expense  shall  have been  approved  in  writing in advance by the
Company.   Consultant  shall  keep  accurate  and  detailed  records  of  such expenses and submit  expense  reports  along with  relevant  documentation  in accordance  with the expense  reimbursement  policy of Company.  Company shall
pay  or  reimburse  Consultant  for  all  reasonable   out-of-pocket  expenses
actually  incurred or paid by Consultant in the course of performing  services as required hereunder;  provided, that each individual expense item shall have
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been approved in writing in advance by Company.

c.    Non-Circumvention.  Company  represents  and warrants that Company shall
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take no action  which shall result in Company and any  third-party  introduced to Company,  directly or indirectly, by Consultant consummating a relationship or transaction with Company in contravention of this Agreement

3.    INDEMNIFICATION.  Exhibit A attached  hereto and made a part hereof sets forth the  understanding  of the parties with  respect to the  indemnification and  exculpation  of  Consultant.  The  provisions of Exhibit A shall survive, and remain in full force and effect after,  the  termination of this Agreement until fully performed.

4.    TERM AND TERMINATION.   The initial term of this Agreement  shall be for
a period  commencing  on the  Effective  Date  hereof  and ending on the first anniversary  of the date of this  Agreement.  Either party may terminate  this
Agreement  without  cause or without  the  necessity  of  specifying  cause by giving  written  notice of  termination  to the other  party.  This  Agreement shall  terminate  upon  its  expiration  or upon  receipt  of this  notice  of termination by the  non-terminating  party.  Upon termination or expiration of this  Agreement,  Company shall pay to Consultant  all amounts due through the date  of  termination  within  30  days  of  said  date.  Notwithstanding  the termination of this  Agreement,  in addition to those  subsection of Section 2 which  survive  the  termination  of this  Agreement,  Sections  3 and 5 shall continue in force and effect and shall survive such termination.

5.    MISCELLANEOUS.

a.    Notice.  All  notices  and other  communications  hereunder  shall be in
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writing and  delivered  overnight  by Federal  Express or any other  generally recognized  overnight  delivery service,  or by hand, to the appropriate party at the address  stated in the initial  paragraph  of this  Agreement  for such party or to such other  address as a party  indicates in a notice to the other party delivered in accordance with this Section.

b.    Severability.  Should one or more  provisions of this  Agreement be held
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unenforceable,  for  whatever  cause,  the  validity of the  remainder of this
Agreement shall remain unaffected.  The parties shall, in such event,  attempt in good faith to agree on new provisions  which best  correspond to the object of this Agreement.

c.    Entire Agreement. The parties have  entered  into the present  Agreement
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after  negotiations  and  discussions,  an  examination  of its  text,  and an
opportunity  to  consult  counsel.   This  Agreement  constitutes  the  entire
understanding  between  the  parties  regarding  to  specific  subject  matter covered  herein.  This Agreement  supersedes any and all prior written or oral contracts  or  understandings  between  the parties  hereto and neither  party shall be bound by any statements or  representations  made by either party not embodied in this Agreement.  No provisions  herein  contained shall be waived, modified or altered,  except by an instrument in writing, duly executed by the parties hereto.

d.    Governing  Law.  This  Agreement  shall be governed by and  construed in
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accordance  with the laws of the State of New York,  without  giving effect to any choice of law of conflict of law provision or rule whether such  provision
or  rule  is  that  of  New  York  or  any  other  jurisdiction.   Each  party
irrevocably consents to the exclusive personal  jurisdiction of New York State courts  situated in the county in which  Consultant is located in New York, or the United States  District  Court,  or the Southern  District of New York, in
connection with any action,  suit or proceeding  relating to or arising out of this  Agreement  or any  of the  transactions  or  relationships  contemplated hereby.  Each party,  to the maximum  extent  permitted by law,  hereby waives any  objection  that  such  party  may  now  have  or  hereafter  have  to the jurisdiction of such courts on the basis of  inconvenient  forum or otherwise.
Each party waives trial by jury in any proceeding  that may arise with respect to this Agreement.

e.    No Implied  Waivers.  No delay or omission  by either  party to exercise
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its rights and remedies in connection  with the breach or default of the other shall  operate as or be construed as a waiver of such rights or remedies as to any subsequent breach.

f.    Counterparts.   This   Agreement  may  be  executed  in  any  number  of
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counterparts,  but all counterparts  hereof shall together  constitute but one agreement  The  parties  agree  that  faxed or other  facsimile  copies of the original  signatures may be relied upon to evidence the intention of any party hereto to form a binding agreement enforceable against such signatory.

g.    Binding  Nature.  This  Agreement  shall be binding upon and shall inure
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to the  benefit of the  successors  and assigns of the  respective  parties to this Agreement.

h.    Assignment.  Except as set forth in this  Agreement,  neither party will
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have  the  right  to  assign,  pledge  or  transfer  all or any  part  of this
Agreement  without  the  prior  written  consent  of the  other,  and any such purported  assignment,  pledge  or  transfer  by a party  without  such  prior written consent shall be void.

i.    Capacity.  Company  represents  to Consultant  that each person  signing
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this  Agreement  on its behalf has the full right and  authority to do so, and to perform its obligations under this Agreement.

j.    Captions.  The captions  appearing in this  Agreement  are inserted only
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as a matter of  convenience  and for reference and in no way define,  limit or describe  the scope  and  intent of this  Agreement  or any of the  provisions hereof.

            [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Effective Date.

YORKVILLE ADVISORS MANAGEMENT, LLC       MEDIX RESOURCES INC.

By:/s/Mark A. Angelo                     By:/s/Gary L. Smith
Name: Mark A. Angelo                     Name: Gary L. Smith
Title:      Fund Manager                 Title:      Executive Vice President
                                         and Chief  Financial Officer

EXHIBIT A

            a.    To the fullest  extent  permitted by law, the Company  will, and hereby  does,  indemnify,  hold  harmless and defend the  Consultant,  the directors,  officers,  partners,  employees,  agents,  representatives of, and each Person,  if any, who  controls the  Consultant  within the meaning of the
1933 Act or the 1934 Act (each, an "Indemnified Person"),  against any losses,
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claims, damages,  liabilities,  judgments,  fines, penalties,  charges, costs, reasonable  attorneys' fees, amounts paid in settlement or expenses,  joint or several  (collectively,  "Claims")  incurred in  investigating,  preparing  or
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defending any action,  claim,  suit,  inquiry,  proceeding,  investigation  or appeal  taken  from the  foregoing  by or before  any  court or  governmental, administrative  or other regulatory  agency,  body or the SEC, whether pending or  threatened,  whether  or not an  indemnified  party  is or may be a  party thereto  ("Indemnified  Damages"),  to which  any of them may  become  subject
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insofar  as such  Claims (or  actions or  proceedings,  whether  commenced  or threatened,  in  respect  thereof)  arise  out of or are based  upon:  (i) any untrue  statement  or alleged  untrue  statement  of a  material  fact in this
Agreement or any transaction or conduct in connection  therewith,  except that this  clause  shall not apply  with  respect to any  losses  that are  finally judicially  determined to have resulted primarily from the gross negligence or willful misconduct of such indemnified party.
 The Company  shall  reimburse  the  Consultants  and any  controlling  person promptly as such expenses are incurred and are due and payable,  for any legal fees  or  disbursements  or  other  reasonable  expenses  incurred  by them in connection  with  investigating  or  defending  any such Claim.  However,  the indemnity  agreement  contained in this  Section with respect to  contribution contained  in herein  shall not apply to  amounts  paid in  settlement  of any
Claim if such  settlement  is effected  without the prior  written  consent of the  Consultants, which consent shall not be unreasonably withheld.

            b.    In  connection  this  Agreement,  the  Consultants  agree to severally and not jointly  indemnify,  hold  harmless and defend,  to the same extent and in the same manner as is set forth in this  Section,  the  Company, each of its directors,  each of its officers who signs this Agreement and each
Person,  if any, who  controls the Company  within the meaning of the 1933 Act or  the  1934  Act  (each  an  "Indemnified  Party"),  against  any  Claim  or
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Indemnified  Damages to which any of them may become  subject,  under the 1933
Act, the 1934 Act or otherwise,  insofar as such Claim or Indemnified  Damages arise out of or is based upon any Violation,  in each case to the extent,  and only to the  extent,  that  such  Violation  occurs  in  reliance  upon and in
conformity  with  written   information   furnished  to  the  Company  by  the
Consultants expressly for use in connection with this Agreement;  and, subject to  Section,  the  Consultants  will  reimburse  any  legal or other  expenses reasonably  incurred by them in connection with investigating or defending any such Claim; provided,  however, that the indemnity agreement contained in this
Section  with respect to  contribution  contained in herein shall not apply to amounts  paid in  settlement  of any  Claim  if such  settlement  is  effected without the prior  written  consent of the  Consultants,  which  consent shall not be  unreasonably  withheld.  Such indemnity shall remain in full force and effect  regardless  of  any  investigation  made  by  or  on  behalf  of  such
Indemnified Party.
            c.    Promptly   after  receipt  by  an   Indemnified   Person  or
Indemnified  Party  under this  Section of notice of the  commencement  of any action  or  proceeding  (including  any  governmental  action  or  proceeding)
involving a Claim,  such Indemnified  Person or Indemnified  Party shall, if a
Claim in respect  thereof is to be made against any  indemnifying  party under this  Section,  deliver  to the  indemnifying  party a  written  notice of the commencement  thereof,  and the  indemnifying  party  shall  have the right to participate in, and, to the extent the indemnifying party so desires,  jointly with any other indemnifying party similarly noticed,  to assume control of the defense  thereof  with  counsel  reasonably  satisfactory  to the  Indemnified
Person or the Indemnified Party, as the case may be; provided,  however,  that an Indemnified  Person or Indemnified Party shall have the right to retain its own counsel  with the fees and  expenses of not more than one counsel for such
Indemnified Person or Indemnified Party to be paid by the indemnifying  party, if, in the reasonable  opinion of counsel retained by the indemnifying  party, the  representation  by such counsel of the Indemnified  Person or Indemnified
Party  and the  indemnifying  party  would be  inappropriate  due to actual or potential  differing  interests between such Indemnified Person or Indemnified
Party andand the  indemnifying  party.  The  Indemnified  Party or Indemnified
Person shall  cooperate fully with the  indemnifying  party in connection with any  negotiation  or defense of any such  action or claim by the  indemnifying party and shall furnish to the indemnifying  party all information  reasonably available to the  Indemnified  Party or  Indemnified  Person which  relates to such  action or claim.  The  indemnifying  party  shall  keep the  Indemnified
Party or  Indemnified  Person fully  apprised at all times as to the status of
the  defense  or  any  settlement   negotiations  with  respect  thereto.   No
indemnifying party shall be liable for any settlement of any action,  claim or proceeding  effected  without its prior written  consent,  provided,  however, that  the  indemnifying  party  shall  not  unreasonably  withhold,  delay  or condition  its  consent.  No  indemnifying  party  shall,  without  the  prior written consent of the  Indemnified  Party or Indemnified  Person,  consent to entry of any judgment or enter into any settlement or other  compromise  which does not include as an  unconditional  term thereof the giving by the claimant or  plaintiff to such  Indemnified  Party or  Indemnified  Person of a release from  all  liability  in  respect  to  such  claim  or  litigation.  Following indemnification  as provided for hereunder,  the  indemnifying  party shall be subrogated to all rights of the Indemnified  Party or Indemnified  Person with respect to all third  parties,  firms or  corporations  relating to the matter for which  indemnification  has been made.  The  failure  to  deliver  written notice to the indemnifying  party within a reasonable time of the commencement of any such action shall not relieve such indemnifying  party of any liability to the  Indemnified  Person or Indemnified  Party under this Section 6, except to the extent  that the  indemnifying  party is  prejudiced  in its ability to defend such action.

            d.    The  indemnification  required by this Section shall be made by  periodic  payments  of  the  amount  thereof  during  the  course  of  the investigation  or  defense,  as and when  bills are  received  or  Indemnified
Damages are incurred.

            e.    The  indemnity  agreements  contained  herein  shall  be  in addition to
(i) any  cause  of  action  or  similar  right  of the  Indemnified  Party  or
Indemnified  Person  against the  indemnifying  party or others,  and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.